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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 6, 2006

                              Diomed Holdings, Inc.


            Delaware                       000-32045             84-1480636
(State or other jurisdiction of    (Commission File Number) (IRS Employer
          incorporation)                                     Identification No.)

               1 Dundee Park
                Andover, MA                                01810
 (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)


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Item 7.01         Regulation FD Disclosure

On November 6, 2006, Diomed Holdings, Inc. issued a press release announcing that the court presiding over Diomed's lawsuit alleging infringement by AngioDynamics, Inc. and Vascular Solutions, Inc. of Diomed's U.S. Patent No. 6,398,777 has scheduled a hearing on December 8, 2006. The hearing is for purposes of establishing a trial date in the patent infringement litigation. A copy of this press release is attached as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

99.1             Press Release Issued November 6, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Diomed Holdings, Inc.
                                           (Registrant)

Date:    November 6, 2006                  By:        /s/  DAVID B. SWANK
                                                     ---------------------
                                           Name:     David B. Swank
                                           Title:    Chief Financial Officer


List of Exhibits:

99.1   Press Release Issued November 6, 2006